ROCKETFUEL

RocketFuel Blockchain Hires New VP to Drive Business Development and Next Phase of Growth

Las Vegas, Nevada, Feb. 25, 2021 (GLOBE NEWSWIRE) -- RocketFuel Blockchain, Inc. (OTC: RKFL) ("RocketFuel" or the "Company"), a developer of blockchain-based check-out technologies for eCommerce and brick and mortar retailers, today announced that it had appointed Kurt Kumar as its Vice President, Marketing and Business Development. In this newly created position, Kurt will oversee development and acquisition of new business in the rapidly growing crypto payments space. Kurt has over 20 years' experience in tech, having driven strategic roadmaps and meeting business objectives at Universal, Warner, Sony, ATT and more. He is also well known for running Crypto conference BLOCK-CON and a frequent speaker on Blockchain, Crowdfunding and related technologies.

RocketFuel Blockchain Inc


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Peter Jensen, CEO of RocketFuel commented: "We are thrilled to have Kurt join us, being one of the few people in the industry who understands the landscape and have the deep knowledge of both Crypto and Fiat space and the ability to bridge them together succinctly. I am excited to have him join our company to lead us into our future."

About RocketFuel Blockchain, Inc.

RocketFuel Blockchain Inc. is developing blockchain-based technologies to bring highly efficient check-out and privacy protection solutions to eCommerce and brick and mortar merchants and their customers.

The blockchain technologies developed by RocketFuel are designed to focus on enhanced customer privacy protection eliminating the risk of data breach while increasing the speed, the security and the ease of use. RocketFuel believes that users of its technologies will be able to enjoy seamless check-out and forget about the clunky cart paradigm of the past. We also believe merchants will be able to implement new impulse buying schemes and generate new sales channels that may be unavailable in present day eCommerce sites. More information about RocketFuel is available at: rocketfuelblockchain.com

Forward-Looking Statements

The Company believes that this press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Terms such as "may," "might," "would," "should," "could," "project," "estimate," "pro-forma," "predict," "potential," "strategy," "anticipate," "attempt," "develop," "plan," "help," "believe," "continue," "intend," "expect," "future," and terms of similar import (including the negative of any of these terms) may identify forward-looking statements. Such forward-looking statements, including but not limited to statements regarding the plans and objectives of management for future operations, are based on management's current expectations and are subject to risks and uncertainties that could cause results to differ materially from the forward-looking statements. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, market acceptance of the company's products and services; competition from existing products or new products that may emerge; the implementation of the company's business model and strategic plans for its business and our products; estimates of the company's future revenue, expenses, capital requirements and need for financing; current and future government regulations; and developments relating to the company's competitors. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them. For further information on such risks and uncertainties, you are encouraged to review the Company's filings with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2020. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

For further information contact: press@rocketfuelblockchain.com

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- RocketFuel Blockchain Inc